EXHIBIT 10.1 FOURTH SUPPLEMENTAL INDENTURE SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 29, 2016, among TerraForm Power Operating, LLC, a Delaware limited liability company (the “Issuer”), the Guarantors (as defined in the Indenture referred to below) party hereto and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”). WITNESSETH WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture, dated as of January 28, 2015, as supplemented by the first supplemental indenture, dated as of June 11, 2015, the second supplemental indenture, dated as of October 2, 2015, and the third supplemental indenture, dated as of March 30, 2016 (as so supplemented, the “Indenture”), providing for the issuance of 5.875% Senior Notes due 2023 (the “Notes”); WHEREAS, under Section 9.01 of the Indenture, without the consent of any Holder, the Issuer, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes or the Note Guarantees to, among other things, (i) cure any ambiguity, mistake, defect or inconsistency or (ii) make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder; WHEREAS, under Section 9.02 of the Indenture, subject to certain exceptions, the Issuer and the Trustee may amend or supplement the Indenture, the Notes and the Note Guarantees, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes; WHEREAS, on or prior to the date hereof, the Holders of at least a majority in aggregate principal amount of the then outstanding Notes have consented to certain amendments to the Indenture, as set forth in Article I herein, pursuant to a consent solicitation as contemplated by the Consent Solicitation Statement and the related Letter of Consent, each dated August 19, 2016, of the Issuer; WHEREAS, the Indenture provides that under certain circumstances a Subsidiary of the Parent (a “Guaranteeing Subsidiary”) shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and in Article 10 of the Indenture; WHEREAS, the Issuer, the Guarantors and the Trustee desire to execute and deliver this Supplemental Indenture and, in accordance with the requirements of the Indenture, the Issuer has delivered an Officer’s Certificate and an Opinion of Counsel to the Trustee; and WHEREAS, pursuant to Sections 9.01 and 9.02 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture.

EXHIBIT 10.1 -2- NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows: ARTICLE I. AMENDMENTS TO THE INDENTURE. SECTION 1.1. The Table of Contents of the Indenture is hereby amended by replacing the reference to “Section 4.15 Offer to Repurchase Upon Change of Control.” appearing therein with “Section 4.15 Offer to Repurchase Upon Change of Control and Qualifying Acquisition Offer.”. SECTION 1.2. Section 1.01 of the Indenture is hereby amended by adding the following definition in proper alphabetical sequence: “Qualifying Acquisition” means the consummation of any transaction or transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of TerraForm Power, Inc. or any of its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan), other than a Permitted Holder, becomes the Beneficial Owner, directly or indirectly, of 33.33% or more but less than or equal to 50% of the Voting Stock of TerraForm Power, Inc. SECTION 1.3. Section 1.02 of the Indenture is hereby amended by adding the following entry in proper alphabetical sequence: ““Qualifying Acquisition Offer” 4.15” “Qualifying Acquisition Payment” 4.15” “Qualifying Acquisition Payment Date” 4.15”” SECTION 1.4. Section 3.07(b) of the Indenture is hereby amended by replacing the reference to “105.875%” appearing therein with “106.375%”. SECTION 1.5. Section 3.07(d) of the Indenture is hereby amended by replacing the following table appearing therein: “Year Percentage 2018 104.406% 2019 102.938% 2020 101.469% 2021 and thereafter 100.000%” with a new table as follows: “Year Percentage 2018 104.781% 2019 103.188%

EXHIBIT 10.1 -3- 2020 101.594% 2021 and thereafter 100.000%” SECTION 1.6. Section 4.01 of the Indenture is hereby amended by adding the following new paragraph at the end thereof: “Effective as of September 6, 2016, the interest rate applicable to the Notes will be permanently increased from 5.875% per annum to 6.375% per annum. In addition, beginning on September 6, 2016 through and including December 6, 2016, special interest will accrue on the Notes at a rate equal to 3.0% per annum (which such special interest shall cease to accrue after December 6, 2016), which shall be payable in the same manner as regular interest payments on the Notes on the Interest Payment Date immediately following December 6, 2016.” SECTION 1.7. Section 4.03(f) of the Indenture is hereby amended by replacing the reference to “Section 6.01(4)” appearing therein with “Section 6.01(3)”. SECTION 1.8. Section 4.15 of the of the Indenture is hereby amended and restated in its entirety to read as follows: “Section 4.15 Offer to Repurchase Upon Change of Control and Qualifying Acquisition Offer. (a) Upon the occurrence of a Change of Control, the Issuer will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (being not less than $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to the terms set forth in this Indenture. (b) In the Change of Control Offer, the Issuer will offer a payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control, the Issuer will deliver notice to each Holder (with a copy to the Trustee) stating that a Change of Control Offer is being made and offering to repurchase Notes on the date (the “Change of Control Payment Date”) specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given, pursuant to the procedures required by this Indenture and described in such notice. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.15, the Issuer will comply with any applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue of such compliance.

EXHIBIT 10.1 -4- (c) On the Change of Control Payment Date, the Issuer will, to the extent lawful: (1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer. The Paying Agent will promptly cause to be delivered to each Holder properly tendered the Change of Control Payment for such Notes, and the Trustee (or its authenticating agent) will, upon receipt of an Authentication Order, promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. (d) (i) Upon the occurrence of a Qualifying Acquisition, the Issuer will be required to make an offer (a “Qualifying Acquisition Offer”) to each Holder to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased, plus accrued and unpaid interest, if any, on such Notes repurchased to the date of repurchase (the “Qualifying Acquisition Payment”), subject to the rights of such Holder on the relevant record date to receive interest due on the relevant Interest Payment Date, by delivering a notice to each Holder (with a copy to the Trustee), within 90 days following the occurrence of such Qualifying Acquisition, describing the transaction or transactions that constitute such Qualifying Acquisition and offering to repurchase the Notes on the date of repurchase specified in the notice (the “Qualifying Acquisition Payment Date,” which payment date shall be no earlier than 30 days and no later than 60 days from the date such notice is given); provided, however, that no such notice or offer will be required to the extent the Issuer, on or prior to the 90th day following the occurrence of such Qualifying Acquisition, delivers a notice to each Holder (with a copy to the Trustee) that the interest rate applicable to the Notes will be permanently increased from 6.375% per annum to 7.375% per annum, effective as of such 90th day (it being understood that, upon such increase in the interest rate, the Issuer shall no longer be required to make any such Qualifying Acquisition Offer). (ii) The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Qualifying Acquisition Offer (if any). To the extent that the provisions of any securities laws or regulations conflict with this Section 4.15, the Issuer will comply with

EXHIBIT 10.1 -5- any applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue of such compliance. (iii) To the extent the Issuer makes a Qualifying Acquisition Offer pursuant to this Section 4.15, on the Qualifying Acquisition Payment Date, the Issuer will, to the extent lawful: (1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Qualifying Acquisition Offer; (2) deposit with the Paying Agent an amount equal to the Qualifying Acquisition Payment in respect of all Notes or portions of Notes properly tendered; and (3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer. The Paying Agent will promptly cause to be delivered to each Holder properly tendered the Qualifying Acquisition Payment for such Notes, and the Trustee (or its authenticating agent) will, upon receipt of an Authentication Order, promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Issuer will publicly announce the results of the Qualifying Acquisition Offer on or as soon as practicable after the Qualifying Acquisition Payment Date. (e) The provisions described above that require the Issuer to make a Change of Control Offer following a Change of Control, or to make a Qualifying Acquisition Offer following a Qualifying Acquisition (to the extent required under this Section 4.15(d)(i)), will be applicable whether or not any other provisions of this Indenture are applicable. Except as described above with respect to a Change of Control or a Qualifying Acquisition Offer, this Indenture does not contain provisions that permit the Holders to require that the Issuer repurchase or redeem the respective Notes in the event of a takeover, recapitalization or similar transaction. (f) The Issuer will not be required to make a Change of Control Offer upon a Change of Control, or to make a Qualifying Acquisition Offer following a Qualifying Acquisition (to the extent required under this Section 4.15(d)(i)), if: (1) a third party makes the Change of Control Offer or the Qualifying Acquisition Offer, as the case may be, in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer or a Qualifying Acquisition Offer, as the case may be, made by the Issuer and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer or the Qualifying Acquisition Offer, as the case may be; or (2) a notice of redemption has been given pursuant to the Indenture as described under Section 3.07, unless and until there is a default in payment of the applicable redemption price. Notwithstanding anything to the

EXHIBIT 10.1 -6- contrary contained herein, a Change of Control Offer may be made in advance of a Change of Control, conditional upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made, and a Qualifying Acquisition Offer may be made in advance of a Qualifying Acquisition, conditional upon the consummation of such Qualifying Acquisition, if a definitive agreement is in place for the Qualifying Acquisition at the time the Qualifying Acquisition Offer is made. (g) If holders of not less than 90% in aggregate principal amount of the outstanding Notes properly tender such Notes pursuant to the Change of Control Offer, and the Issuer, or any third party making a Change of Control Offer, in lieu of the Issuer as described above, purchases all of the Notes properly tendered by such Holders, the Issuer or such third party will have the right, upon notice given not more than 60 days following such purchase pursuant to the Change of Control Offer, described above (and not less than 15 days prior to the date fixed for redemption), to redeem all notes that remain outstanding following such purchase at a price in cash equal to 101% of the aggregate principal amount of Notes to be purchased plus accrued and unpaid interest, if any, to the purchase date. (h) The provisions under this Section 4.15 may be waived or modified with the consent of the Holders of a majority in principal amount of the Notes.” ARTICLE II. NEW GUARANTORS SECTION 2.1. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary identified as such on the signature page hereto hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 of the Indenture. ARTICLE III. MISCELLANEOUS. SECTION 3.1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. SECTION 3.2. NO RECOURSE AGAINST OTHERS. No director, officer, employee, member, manager, incorporator or stockholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture as supplemented by this Supplemental Indenture, the Note Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws. SECTION 3.3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS

EXHIBIT 10.1 -7- SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE AS SUPPLEMENTED BY THIS SUPPLEMENTAL INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTION CONTEMPLATED HEREBY AND THEREBY. SECTION 3.4. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. SECTION 3.5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof. SECTION 3.6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors. SECTION 3.7. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter shall be bound hereby. SECTION 3.8. EFFECTIVENESS. This Supplemental Indenture (including the amendments contained in Article I herein) shall be effective as of the date hereof. [Remainder of this page intentionally left blank]

EXHIBIT 10.1 -8- IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written. TERRAFORM POWER OPERATING, LLC By: TERRAFORM POWER, LLC, Its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary TERRAFORM POWER, LLC as Parent Guarantor By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -9- SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC SUNEDISON YIELDCO DG–VIII MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 4 MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC TERRAFORM POWER IVS I MASTER HOLDCO, LLC TERRAFORM LPT ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR MASTER HOLDCO, LLC SUNEDISON YIELDCO DG MASTER HOLDCO, LLC TERRAFORM CD ACQ MASTER HOLDCO, LLC TERRAFORM REC ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC TERRAFORM THOR ACQ MASTER HOLDCO, LLC as Guarantors By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -10- FIRST WIND KAHUKU HOLDINGS, LLC, as Guaranteeing Subsidiary By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary FIRST WIND OPERATING COMPANY, LLC, as Guaranteeing Subsidiary By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -11- FWPV CAPITAL, LLC as Guaranteeing Subsidiary By: FW MASS PV PORTFOLIO, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -12- FWPV HOLDINGS, LLC as Guaranteeing Subsidiary By: FWPV CAPITAL, LLC, its Managing Member By: FW MASS PV PORTFOLIO, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary MA OPERATING HOLDINGS, LLC as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ7, LLC, its Managing Member By: SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -13- NORTHEAST WIND CAPITAL HOLDINGS, LLC, as Guaranteeing Subsidiary By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -14- NORTHEAST WIND CAPITAL II, LLC, as Guaranteeing Subsidiary By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -15- NORTHEAST WIND PARTNERS II, LLC, as Guaranteeing Subsidiary By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -16- HAWAIIAN ISLAND HOLDINGS, LLC, FIRST WIND HWP HOLDINGS, LLC, FIRST WIND NORTHEAST COMPANY, LLC FW MASS PV PORTFOLIO, LLC as Guaranteeing Subsidiaries By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -17- MAINE WIND PARTNERS II, LLC FIRST WIND BLUE SKY EAST HOLDINGS, LLC, SHEFFIELD WIND HOLDINGS, LLC CSSW COHOCTON HOLDINGS, LLC as Guaranteeing Subsidiaries By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -18- SUNEDISON CANADA YIELDCO, LLC as Guaranteeing Subsidiary By: SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary SUNEDISON CANADA YIELDCO LINDSAY, LLC as Guaranteeing Subsidiary By: SUNEDISON CANADA YIELDCO, LLC, its Managing Member By: SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -19- SUNEDISON MARSH HILL, LLC as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ5, LLC, its Managing Member By: SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary SUNEDISON YIELDCO ACQ5, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -20- SUNEDISON YIELDCO ACQ7, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary SUNEDISON YIELDCO ACQ9, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -21- SUNEDISON YIELDCO REGULUS HOLDINGS, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary SUNEDISON YIELDCO UK HOLDCO 2, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -22- TERRAFORM FIRST WIND ACQ, LLC, as Guaranteeing Subsidiary By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary TERRAFORM ONTARIO SOLAR HOLDINGS, LLC as Guaranteeing Subsidiary By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -23- TERRAFORM POWER IVS I HOLDINGS II, LLC as Guaranteeing Subsidiary By: TERRAFORM POWER IVS I HOLDINGS, LLC, its Managing Member By: TERRAFORM IVS I MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary TERRAFORM POWER IVS I HOLDINGS, LLC as Guaranteeing Subsidiary By: TERRAFORM IVS I MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -24- TERRAFORM PRIVATE HOLDINGS II, LLC, as Guaranteeing Subsidiary By: TERRAFORM THOR ACQ HOLDINGS, LLC, its Managing Member By: TERRAFORM THOR ACQ MASTER HOLDCO, LLC, its Managing Member By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary TERRAFORM THOR ACQ HOLDINGS, LLC, as Guaranteeing Subsidiary By: TERRAFORM THOR ACQ MASTER HOLDCO, LLC, its Managing Member By: SUNEDISON YIELDCO ACQ10, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -25- 2413465 ONTARIO, INC. as Guaranteeing Subsidiary By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Authorized Signatory

EXHIBIT 10.1 -26- KAHUKU HOLDINGS, LLC, as Guaranteeing Subsidiary By: FIRST WIND KAHUKU HOLDINGS, LLC, its Managing Member By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -27- KAHUKU WIND POWER, LLC, as Guaranteeing Subsidiary By: KAHUKU HOLDINGS, LLC, its Managing Member By: FIRST WIND KAHUKU HOLDINGS, LLC, its Managing Member By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -28- HAWAII HOLDINGS, LLC, as Guaranteeing Subsidiary By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -29- KAHEAWA WIND POWER II, LLC, as Guaranteeing Subsidiary By: HAWAII HOLDINGS, LLC, its Managing Member By: HAWAIIAN ISLAND HOLDINGS, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -30- ROLLINS HOLDINGS, LLC, STETSON WIND HOLDINGS COMPANY, LLC, CSSW STEEL WINDS HOLDINGS, LLC, as Guaranteeing Subsidiaries By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -31- EVERGREEN WIND POWER III, L.L.C., as Guaranteeing Subsidiary By: ROLLINS HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -32- SHEFFIELD HOLDINGS, LLC, as Guaranteeing Subsidiary By: SHEFFIELD WIND HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -33- VERMONT WIND, LLC, as Guaranteeing Subsidiary By: SHEFFIELD HOLDINGS, LLC, its Managing Member By: SHEFFIELD WIND HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -34- HURON HOLDINGS, LLC, as Guaranteeing Subsidiary By: CSSW STEEL WINDS HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -35- NIAGARA WIND POWER, LLC, ERIE WIND, LLC, as Guaranteeing Subsidiaries By: HURON HOLDINGS, LLC, its Managing Member By: CSSW STEEL WINDS HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND CAPITAL II, LLC, its Managing Member By: NORTHEAST WIND CAPITAL HOLDINGS, LLC, its Managing Member By: NORTHEAST WIND PARTNERS II, LLC, its Managing Member By: FIRST WIND NORTHEAST COMPANY, LLC, its Managing Member By: FIRST WIND OPERATING COMPANY, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ, LLC, its Managing Member By: TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By:TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -36- SUNEDISON YIELDCO UK HOLDCO 3, LLC, as Guaranteeing Subsidiary By: SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC, its Managing Member By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Sebastian Deschler Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 10.1 -37- NORRINGTON SOLAR FARM LIMITED, as Guaranteeing Subsidiary By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Director

EXHIBIT 10.1 -38- U.S. BANK NATIONAL ASSOCIATION, as Trustee By: /s/ Richard Prokosch Name: Richard Prokosch Title: Vice President